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                          FLEET FINANCIAL GROUP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 1999, OR ANY ADJOURNMENTS THEREOF. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S).

P    The undersigned hereby appoints John T. Collins, James F. Hardymon and
R    Marian L. Heard, jointly and severally with full power of substitution to
O    each, as proxies for and on behalf of the undersigned, to attend the Annual
X    Meeting of Stockholders of Fleet Financial Group, Inc., to be held at the
Y World Trade Center Boston, 164 Northern Avenue, Boston, Massachusetts, on Wednesday, April 21, 1999 at 11:00 a.m., or any adjournments thereof, and to vote as directed below all stock of this Company which the undersigned would be entitled to vote if personally present.

     By acceptance, the proxies named above agree that this Proxy will be voted in the manner directed by the stockholder giving this Proxy. If no directions are specified, the Proxy will be voted FOR the election of all 7 nominees for Director, FOR the approval of the Amended and Restated1992 Stock Option and Restricted Stock Plan, and FOR the ratification of the selection of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1999, all as set forth on the reverse. Discretionary authority is hereby conferred as to all other matters which may properly come before the meeting or any adjournments thereof. This Proxy, if properly executed and delivered, will revoke all other Proxies.

 THIS PROXY WILL BE VOTED "FOR" THE DIRECTOR NOMINEES IF NO CHOICE IS SPECIFIED.

                    NOMINEES FOR THE ELECTION OF DIRECTORS:

  Three-Year Term: Paul J. Choquette, Jr., Robert M. Kavner, Thomas D. O'Connor, Michael B. Picotte, Thomas C. Quick, Thomas M. Ryan and Paul R. Tregurtha.

         PLEASE MARK YOUR VOTE ON THE REVERSE SIDE, SIGN, DATE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

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      Please mark your            CLEAR AREA
 /X/  votes as in this
      example.

                        The Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this Proxy will be voted FOR all nominees, and FOR Proposals 2 and 3.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR PROPOSALS 2 AND 3.

                           FOR  AGAINST                                FOR  AGAINST  ABSTAIN                  FOR  AGAINST  ABSTAIN
1. Election of Directors:  / /    / /    2. PROPOSAL                   / /    / /      / /   3. PROPOSAL      / /    / /      / /
   Three-Year Term:                         to approve the Amended and                          to ratify selection of
                                            Restated 1992 Stock Option                          KMPG Peat Marwick LLP as
                                            and Restricted Stock Plan                           independent auditors for
(SEE REVERSE SIDE)                                                                              the fiscal year ending
                                                                                                December 31, 1999.
   Vote against the following nominees only


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                                                                PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ACCOMPANYING
                                                                ENVELOPE.

                                                                NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                Please sign EXACTLY as name(s) appear hereon.  When signing as administrator, attorney, guardian or trustee, please give your full title.  If signer is a corporation or partnership, please sign full corporate or partnership name by any authorized officer or person.  If shares are held jointly, each joint owner should sign.

                                                                Receipt of Notice of the Annual Meeting and Proxy Statement is
                                                                hereby acknowledged.


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                                                                               SIGNATURE(S)                          DATE

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                                                     FLEET FINANCIAL GROUP, INC.
                                                 ANNUAL MEETING OF THE STOCKHOLDERS
                                                           APRIL 21, 1999
                                                     WORLD TRADE CENTER BOSTON
                                                        164 NORTHERN AVENUE
                                                       BOSTON, MASSACHUSETTS
                                                             11:00 A.M.
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